UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

BIOATLA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCAB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On November 4, 2022, BioAtla, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), pursuant to which, the Company agreed to issue and sell to the Underwriter, and the Underwriter has agreed to purchase from the Company, an aggregate of 9,745,128 shares (the “Shares”) of its common stock, par value $0.0001 per share. The Shares will be sold to the Underwriter at an offering price of $6.67 per share, less underwriting discounts and commissions. The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended.

Gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses payable by the Company, will be $65,000,004.00.

The offering of the Shares (the “Offering”) is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-262528) previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on May 18, 2022, which includes a base prospectus dated May 18, 2022 (the “Registration Statement”), as supplemented by a prospectus supplement dated November 4, 2022. The Offering is scheduled to close on or about November 8, 2022, subject to customary closing conditions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

A copy of the opinion and consent of Orrick, Herrington & Sutcliffe LLP relating to the validity of the Shares in connection with the Offering is filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated November 4, 2022, by and between BioAtla, Inc. and J.P. Morgan Securities LLC.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP related to the Shares.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2022	BIOATLA, INC.

	By:	/s/ Jay M. Short
	Name:	Jay M. Short
	Title:	Chief Executive Officer